                                                                                         EXHIBIT 99.2

                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated financial statements of Edison International are included herein:

1.       Pro forma Condensed Consolidated Balance Sheet as of September 30, 2004
2.       Pro forma Condensed Consolidated Statement of Income (Loss) for the nine months ended September 30, 2004
3.       Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2003
4.       Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2002
5.       Pro forma Condensed Consolidated Statement of Income for the year ended December 31, 2001
6.       Notes to the Pro Forma Condensed Consolidated Financial Statements

     The above-referenced unaudited pro forma condensed consolidated financial statements reflect the sale of MEC
International B.V. and related assets by Edison Mission Energy (EME), a subsidiary of Edison International.  As previously described in Item 2.01 of this report, on December 16, 2004, EME completed the sale of its international power generation portfolio (excluding its interests in the CBK, Tri Energy and Doga projects) to a consortium comprised of International Power plc and Mitsui & Co., Ltd.  Net proceeds from EME's sale of MEC
International B.V. may be used by EME to repay debt, to support contracting and hedges of power sales, to make capital expenditures for its remaining domestic projects and for investment.  In anticipation of the sale,
Mission Energy Holdings International, Inc., a subsidiary of EME, repaid on December 14, 2004 the remaining $200 million of the $800 million secured loan that was funded on December 11, 2003.

     The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in Edison International's Annual Report to
Shareholders, incorporated by reference into Edison International's Annual Report on Form 10-K for the year ended
December 31, 2003, and to the consolidated financial statements included in Edison International's Quarterly
Report on Form 10-Q for the quarter ended September 30, 2004. The unaudited pro forma condensed consolidated balance sheet reflects EME's sale of MEC International B.V., assuming the transaction had been consummated as of
September 30, 2004. Under the Purchase Agreement for EME's sale of MEC International B.V., EME was required to liquidate a partnership that held an ownership interest in two international projects.  The liquidation of this partnership, together with dividends that were paid prior to December 16, 2004, has been combined with the sale of the stock of MEC International B.V. in preparing the pro forma balance sheet at September 30, 2004.  On
October 22, 2004, The America Jobs Creation Act of 2004 (Act) was enacted which, among other things, includes a provision regarding repatriation of foreign dividends.  Since this Act was not effective at September 30, 2004, the potential benefits related to repatriation of foreign dividends prior to completion of sale of MEC
International B.V. are not reflected in the pro forma balance sheet set forth herein. The estimated gain on sale for purposes of these unaudited pro forma condensed consolidated financial statements will ultimately differ from the actual gain to be recorded in the quarter ending December 31, 2004. The unaudited pro forma condensed consolidated statements of income reflect EME's sale of MEC International B.V., assuming the transaction had been consummated as of the beginning of the fiscal period presented. Edison International accounted for the disposition as discontinued operations in its Quarterly Report on Form 10-Q for the quarter ended September 30,
2004 in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or
Disposal of Long-Lived Assets" (SFAS 144). MEC International B.V. was included in Income from continuing operations for the years ended December 31, 2003, 2002 and 2001 because SFAS 144 criteria requiring discontinued
operations presentation had not been met during these periods.

Page

     On September 30, 2004, EME completed the sale of Universal Holdings to Origin Energy New Zealand Limited.
The sale of Universal Holdings included the sale of EME's 51.2% ownership interest in Contact Energy Ltd.
Universal Holdings' operating results were included in Income from continuing operations for the years ended
December 31, 2003, 2002 and 2001 because SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.  Accordingly, pro forma adjustments are included to eliminate these results from continuing operations for the years ended December 31, 2003, 2002 and 2001.

     Pro forma adjustments have also been included to eliminate the operating results of EME's CBK, Tri Energy and Doga projects, which were reclassified as discontinued operations in Edison International's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 in accordance with SFAS 144.  However, operating results were included in Income from continuing operations for the years ended December 31, 2003, 2002 and 2001 because
SFAS 144 criteria requiring discontinued operations presentation had not been met during these periods.
Accordingly, pro forma adjustments are included to eliminate these results from continuing operations for the years ended December 31, 2003, 2002 and 2001.

     The pro forma adjustments as described in the notes to the unaudited pro forma condensed consolidated financial statements are estimates based on currently available information and certain adjustments that management believes are reasonable. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred had EME's sale of MEC International B.V. and Universal Holdings been consummated on, or as of, the dates indicated, nor are they necessarily indicative of Edison International's future operating results or financial position. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Edison International included in its Annual Report to Shareholders, incorporated by reference into Edison International's Annual
Report on Form 10-K for the year ended December 31, 2003, and included in Edison International's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

Page

                                               EDISON INTERNATIONAL
                             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                SEPTEMBER 30, 2004
                                          (In millions, except share amount)

                                                                      Sale of MEC
                                                         Edison      International       Pro Forma      Pro Forma
                                                      International    B.V. (A)         Adjustments   Consolidated
------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and equivalents                                   $   2,434       $   1,773        $  (797)(B)       $3,410
Other current assets                                       2,702              --             --            2,702
------------------------------------------------------------------------------------------------------------------
Total current assets                                       5,136           1,773           (797)           6,112
------------------------------------------------------------------------------------------------------------------
Nonutility property - less accumulated provision
  for depreciation of $1,267                               3,883              --             --             3,883
Nuclear decommissioning trusts                             2,609              --             --             2,609
Investments in partnerships and unconsolidated subsidiaries  650              --             --               650
Investments in leveraged leases                            2,410              --             --             2,410
Other investments                                            209              --             --               209
------------------------------------------------------------------------------------------------------------------
Total investments and other assets                         9,761              --             --             9,761
------------------------------------------------------------------------------------------------------------------
Utility plant, at original cost
  Transmission and distribution                           15,396              --             --            15,396
   Generation                                              1,367              --             --             1,367
Accumulated provision for depreciation                    (4,588)             --             --            (4,588)
Construction work in progress                                737              --             --               737
Nuclear fuel, at amortized cost                              153              --             --               153
------------------------------------------------------------------------------------------------------------------
Total utility plant                                       13,065              --             --            13,065
------------------------------------------------------------------------------------------------------------------
Restricted cash                                              130              --             --               130
Regulatory assets - net                                      265              --             --               265
Other deferred charges                                       869              --            (14)(B)           855
------------------------------------------------------------------------------------------------------------------
Total deferred charges                                     1,264              --            (14)            1,250
------------------------------------------------------------------------------------------------------------------
Assets of discontinued operations                          4,512          (4,347)            --               165
------------------------------------------------------------------------------------------------------------------
Total assets                                           $  33,738       $  (2,574)       $  (811)          $30,353
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------------------------------------------------------------------------------------
Current liabilities                                    $   4,401       $      15        $  (604)(B)       $ 3,812
------------------------------------------------------------------------------------------------------------------
Long-term debt                                            11,129              --           (197)(B)       10,932
------------------------------------------------------------------------------------------------------------------
Accumulated deferred income taxes - net                    4,984             (22)            --             4,962
Accumulated deferred investment tax credits                  141              --             --               141
Customer advances and other deferred credits                 954              --             --               954
Power-purchase contracts                                     154              --             --               154
Preferred securities subject to mandatory redemption         139              --             --               139
Accumulated provision for pensions and benefits              496              --             --               496
Asset retirement obligations                               2,158              --             --             2,158
Other long-term liabilities                                  256              17             --               273
------------------------------------------------------------------------------------------------------------------
Total deferred credits and other liabilities               9,282              (5)            --             9,277
------------------------------------------------------------------------------------------------------------------
Liabilities of discontinued operations                     2,794          (2,783)            --                11
------------------------------------------------------------------------------------------------------------------
Total liabilities                                         27,606          (2,773)          (801)           24,032
------------------------------------------------------------------------------------------------------------------
Minority interest                                            355              (1)            --               354
------------------------------------------------------------------------------------------------------------------
Preferred stock not subject to mandatory redemption          129              --             --               129
------------------------------------------------------------------------------------------------------------------
Common stock (325,811,206 shares outstanding)              1,985              --             --             1,985
Accumulated other comprehensive loss                        (129)             96             --               (33)
Retained earnings                                          3,792             104            (10)(B)         3,886
------------------------------------------------------------------------------------------------------------------
Total common shareholders' equity                          5,648             200            (10)            5,838
------------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity             $  33,738       $  (2,574)       $  (811)          $30,353
------------------------------------------------------------------------------------------------------------------

                     See notes to unaudited pro forma condensed consolidated financial statements.

Page

                                               EDISON INTERNATIONAL
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME (LOSS)
                                   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004
                                                   (In millions)

                                                           Edison          Sale of MEC        Pro Forma     Pro Forma
                                                        International  International B.V.    Adjustments  Consolidated
----------------------------------------------------------------------------------------------------------------------
Electric utility                                          $  6,527         $      --       $      --        $   6,527
Nonutility power generation                                  1,228                --              --            1,228
Financial services and other                                    85                --              --               85
----------------------------------------------------------------------------------------------------------------------
Total operating revenue                                      7,840                --              --            7,840
----------------------------------------------------------------------------------------------------------------------
Fuel                                                         1,010                --              --            1,010
Purchased power                                              2,022                --              --            2,022
Provisions for regulatory adjustment clauses - net             (85)               --              --              (85)
Other operation and maintenance                              2,351                --              --            2,351
Asset impairment and loss on lease termination                 989                --              --              989
Depreciation, decommissioning and amortization                 752                --              --              752
Property and other taxes                                       148                --              --              148
----------------------------------------------------------------------------------------------------------------------
Total operating expenses                                     7,187                --              --            7,187
----------------------------------------------------------------------------------------------------------------------
Operating income                                               653                --              --              653
Interest and dividend income                                    32                --              --               32
Equity in income from partnerships and
  unconsolidated subsidiaries - net                             57                --              --               57
Other nonoperating income                                       97                --              --               97
Interest expense - net of amounts capitalized                 (746)               --              --             (746)
Other nonoperating deductions                                  (50)               --              --              (50)
Minority interest                                             (119)               --              --             (119)
Dividends on utility preferred stock
  not subject to mandatory redemption                           (4)               --              --               (4)
----------------------------------------------------------------------------------------------------------------------
Loss from continuing operations before tax                     (80)               --              --              (80)
Income tax benefit                                             (39)               --              --              (39)
----------------------------------------------------------------------------------------------------------------------
Loss from continuing operations                           $    (41)        $      --       $      --           $  (41)
----------------------------------------------------------------------------------------------------------------------

                   See notes to unaudited pro forma condensed consolidated financial statements

Page

                                               EDISON INTERNATIONAL
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                       FOR THE YEAR ENDED DECEMBER 31, 2003
                                                   (In millions)

                                                         Edison            Sale of MEC         Pro Forma       Pro Forma
                                                      International   International B.V.(C)   Adjustments     Consolidated
------------------------------------------------------------------------------------------------------------------------
Electric utility                                        $  8,853           $      --          $   --           $  8,853
Nonutility power generation                                3,181                (646)           (881) (D)         1,654
Financial services and other                                 101                  --              --                101
------------------------------------------------------------------------------------------------------------------------
Total operating revenue                                   12,135                (646)           (881)            10,608
------------------------------------------------------------------------------------------------------------------------
Fuel                                                       1,338                (256)           (261) (D)           821
Purchased power                                            2,786                  --              --              2,786
Provisions for regulatory adjustment clauses - net         1,138                  --              --              1,138
Other operation and maintenance                            3,389                (142)           (367) (D)         2,880
Asset impairment                                             304                  --              --                304
Depreciation, decommissioning and amortization             1,184                 (73)            (69) (D)         1,042
Property and other taxes                                     210                 (17)             --                193
Net gain on sale of utility plant                             (5)                 --              --                 (5)
------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                  10,344                (488)           (697)             9,159
------------------------------------------------------------------------------------------------------------------------
Operating income                                           1,791                (158)           (184)             1,449
Interest and dividend income                                 127                  (8)             (1)  (D)          118
Equity in income from partnerships and
  unconsolidated subsidiaries - net                          354                (116)             (7) (D)           231
Other nonoperating income                                     91                 (15)              3  (D)            79
Interest expense - net of amounts capitalized             (1,226)                135              80  (D)(E)     (1,011)
Other nonoperating deductions                                (84)                 11              34  (D)           (39)
Dividends on preferred securities                            (51)                 --               4  (D)           (47)
Dividends on utility preferred stock                         (10)                 --              --                (10)
------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before tax                 992                (151)            (71)               770
Income tax                                                   213                 (49)            (48) (D)           116
------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                       $    779           $    (102)         $  (23)          $   654
------------------------------------------------------------------------------------------------------------------------

                   See notes to unaudited pro forma condensed consolidated financial statements

Page

                                               EDISON INTERNATIONAL
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                       FOR THE YEAR ENDED DECEMBER 31, 2002
                                                   (In millions)

                                                        Edison            Sale of MEC         Pro Forma      Pro Forma
                                                     International  International B.V. (C)   Adjustments   Consolidated
-----------------------------------------------------------------------------------------------------------------------
Electric utility                                       $  8,705           $      --          $    --          $  8,705
Nonutility power generation                               2,750                (542)            (607) (D)        1,601
Financial services and other                                 33                  --               --                33
-----------------------------------------------------------------------------------------------------------------------
Total operating revenue                                  11,488                (542)            (607)           10,339
-----------------------------------------------------------------------------------------------------------------------
Fuel                                                      1,186                (203)            (196) (D)          787
Purchased power                                           2,016                  --               --             2,016
Provisions for regulatory adjustment clauses - net        1,502                  --               --             1,502
Other operation and maintenance                           3,156                (125)            (241) (D)        2,790
Asset impairment                                             86                  --               --                86
Depreciation, decommissioning and amortization            1,030                 (62)             (48) (D)          920
Property and other taxes                                    145                 (14)               1  (D)          132
Net gain on sale of utility plant                            (5)                 --               --                (5)
-----------------------------------------------------------------------------------------------------------------------
Total operating expenses                                  9,116                (404)            (484)            8,228
-----------------------------------------------------------------------------------------------------------------------
perating income                                          2,372                (138)            (123)            2,111
Interest and dividend income                                287                  (5)              (5) (D)          277
Equity in income from partnerships and
  unconsolidated subsidiaries - net                         249                 (78)              (8) (D)          163
Other nonoperating income                                    90                  (4)              (1) (D)           85
Interest expense - net of amounts capitalized            (1,283)                119               50  (D)       (1,114)
Other nonoperating deductions                               (74)                 11               23  (D)          (40)
Dividends on preferred securities                           (96)                 --                7  (D)          (89)
Dividends on utility preferred stock                        (19)                 --               --               (19)
-----------------------------------------------------------------------------------------------------------------------
Income from continuing operations before tax              1,526                 (95)             (57)            1,374
Income tax                                                  391                 (30)             (36) (D)          325
-----------------------------------------------------------------------------------------------------------------------
Income from continuing operations                      $  1,135           $     (65)         $   (21)          $ 1,049
-----------------------------------------------------------------------------------------------------------------------

                   See notes to unaudited pro forma condensed consolidated financial statements

Page

                                               EDISON INTERNATIONAL
                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                                       FOR THE YEAR ENDED DECEMBER 31, 2001
                                                   (In millions)

                                                        Edison           Sale of MEC          Pro Forma       Pro Forma
                                                     International  International B.V. (C)   Adjustments    Consolidated
------------------------------------------------------------------------------------------------------------------------
Electric utility                                       $  8,120          $      --           $    --           $  8,120
Nonutility power generation                               2,594               (421)             (414) (D)         1,759
Financial services and other                                348                 --                --                348
------------------------------------------------------------------------------------------------------------------------
Total operating revenue                                  11,062               (421)             (414)            10,227
------------------------------------------------------------------------------------------------------------------------
Fuel                                                      1,128               (115)             (165) (D)           848
Purchased power                                           3,770                 --                --              3,770
Provisions for regulatory adjustment clauses - net       (3,028)                --                --             (3,028)
Other operation and maintenance                           3,029               (135)             (131) (D)         2,763
Depreciation, decommissioning and amortization              973                (64)              (32) (D)           877
Property and other taxes                                    114                (17)               (2) (D)            95
Net gain on sale of utility plant                            (6)                --                --                 (6)
------------------------------------------------------------------------------------------------------------------------
Total operating expenses                                  5,980               (331)             (330)             5,319
------------------------------------------------------------------------------------------------------------------------
Operating income                                          5,082                (90)              (84)             4,908
Interest and dividend income                                282                (13)               (2) (D)           267
Equity in income from partnerships and
  unconsolidated subsidiaries - net                         343                (32)               (8) (D)           303
Other nonoperating income                                   108                 10                (4) (D)           114
Interest expense - net of amounts capitalized            (1,582)               107                35  (D)        (1,440)
Other nonoperating deductions                               (70)                 4                20  (D)           (46)
Dividends on preferred securities                           (92)                --                 8  (D)           (84)
Dividends on utility preferred stock                        (22)                --                --                (22)
------------------------------------------------------------------------------------------------------------------------
Income from continuing operations before tax              4,049                (14)              (35)             4,000
Income tax                                                1,647                  2               (25) (D)         1,624
------------------------------------------------------------------------------------------------------------------------
Income from continuing operations                      $  2,402          $     (16)        $     (10)          $  2,376
------------------------------------------------------------------------------------------------------------------------

                   See notes to unaudited pro forma condensed consolidated financial statements

Page

                                               EDISON INTERNATIONAL
                     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)      Reflects the sales proceeds and elimination of historical costs of the assets and liabilities of MEC
         International B.V. and related assets and the resulting estimated gain on the sale as follows (in millions):

                 Net proceeds from sale of MEC International B.V.               $       1,959
                 Net assets of MEC International B.V.                                  (1,585)
                 Cumulative translation adjustment                                        (96)
                                                                                -------------

                 Pre-tax gain                                                             278
                 Income tax expense                                                       174
                                                                                -------------

                 After-tax gain                                                 $         104
                                                                                =============

(B)      Primarily reflects the repayment of the $800 million secured loan at Mission Energy Holdings
         International, Inc. In addition, reflects the write-off of unamortized debt issue costs and elimination of accrued interest related to the early repayment of the secured loan.

(C)      Reflects the elimination of the results of MEC International B.V. for the period.

(D)      Reflects the elimination of the results of Universal Holdings for the period and exclusion of results of
         CBK, Tri Energy and Doga projects from continuing operations.  These projects have been classified as discontinued operations in the 2004 Third Quarter Report on Form 10-Q.

(E)      Reflects pro forma decrease in interest expense of approximately $4 million resulting from the repayment of debt utilizing cash proceeds primarily from the sale of Universal Holdings.